SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 29, 1998


                          BLUE RIVER BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                       0-24501                35-2016637
----------------------------   ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)


  29 East Washington Street, Shelbyville, IN                   46176
  ------------------------------------------                  --------
   (Address of Principal Executive Offices)                   Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS

         On December 29, 1998, the Registrant's banking subsidiary has announced its intention to file an application with its primary federal banking regulator for approval to establish three (3) banking facilities in Fort Wayne, Indiana. The Registrant intends to begin banking operations in Fort Wayne, Indiana by March 31, 1998. The application is subject to the approval of the Bank's primary federal banking regulator.

(C)      EXHIBITS

         99       News Release of the Registrant dated December 29, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BLUE RIVER BANCSHARES, INC.
                                                 (The Registrant)



Date: December 29, 1998                      By: /s/ Bradley A. Long
                                                 ---------------------------
                                                 Bradley A. Long, Vice President
                                                 and Chief Financial Officer




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